Property, plant and equipment (Tables)	12 Months Ended
Mar. 31, 2018
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Disclosure of Property Plant and Equipment

	Mining property	Land and buildings	Plant and equipment	Oil and Gas Properties	Others	Total	Total
	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	US dollars in million
Cost
April 01, 2016	152,004	104,284	599,163	638,508	9,928	1,503,887
Additions	9,441	2,356	114,533	8,863	862	136,055
Transfer during the year from exploration and evaluation assets	9,508	—	—	1,103	—	10,611
Disposals/ adjustments	(2,302)	(562)	(2,078)	—	(738)	(5,680)
Foreign exchange	1,814	464	1,980	(14,717)	80	(10,379)

March 31, 2017	170,465	106,542	713,598	633,757	10,132	1,634,494	25,104

Additions	16,231	1,823	56,789	9,078	729	84,650	1,300
Transfer during the year from exploration and evaluation assets	—	—	—	1,985	—	1985	30
Disposals/ adjustments	(1)	(48)	(8,201)	(140)	(185)	(8,575)	(132)
Acquisition through business combination	—	3,140	10,510	—	196	13,846	213
Foreign exchange	4,170	1,241	4,914	2,110	186	12,621	194

March 31, 2018	190,865	112,698	777,610	646,790	11,058	1,739,021	26,709

Accumulated depreciation and impairment
April 01, 2016	77,721	17,345	185,734	566,368	6,180	853,348
Charge for the year	7,631	4,087	21,299	27,487	633	61,137
Disposals/adjustments	(1,397)	(708)	(640)	—	(644)	(3,389)
Foreign exchange	650	353	1,430	(13,822)	65	(11,324)
Impairment[1]	—	—	—	4,225	—	4,225

March 31, 2017	84,605	21,077	207,823	584,258	6,234	903,997	13,884

Charge for the year	10,573	3,088	30,604	29,694	629	74,588	1,146
Disposals/adjustments	0	0	(7,296)	(140)	(105)	(7,542)	(116)
Impairment1(Charge/ (reversal))	41,140	823	1,847	(32,216)	31	11,625	179
Foreign exchange	1,453	732	3,091	1,827	98	7,202	110

March 31, 2018	137,771	25,720	236,069	583,423	6,887	989,870	15,203

Net book value / Carrying amount
March 31, 2017	85,860	85,465	505,775	49,499	3,898	730,497
Assets under Construction (including capital Advances)						146,630
						877,127
March 31, 2018	53,094	86,978	541,541	63,367	4,171	7,49,151	11,506
Assets under Construction (including capital advances)						139,445	2,142
						888,596	13,648

1.	(a) (i) During the year ended March 31, 2018, the Group has recognized net impairment reversal of ₹ 93,278 million ($ 1,433 million) on its assets in the oil and gas segment comprising of:

I) Reversal of previously recorded impairment charge of ₹ 94,381 million ($ 1,450 million) relating to Rajasthan oil and gas block (“CGU”) mainly following the progress on key growth projects expected to result in the enhanced recovery of resources in a commercially viable manner leading to a higher forecast of oil production and adoption of integrated development strategy for various projects leading to savings in cost. Of this reversal, ₹ 32,216 million ($ 495 million) reversal has been recorded against oil and gas properties and ₹ 62,164 million ($ 955 million) reversal has been recorded against exploratory and evaluation assets. The recoverable amount of the CGU of ₹ 163,687 million ($ 2,514 million), was determined based on the fair value less costs of disposal approach, a level-3 valuation technique in the fair value hierarchy, as it more accurately reflects the recoverable amount based on our view of the assumptions that would be used by a market participant. This is based on the cash flows expected to be generated by the projected oil and natural gas production profiles up to the expected dates of cessation of production sharing contract (PSC)/cessation of production from each producing field based on current estimates of reserves and risked resources. Reserves assumptions for fair value less costs of disposal discounted cash flow tests consider all reserves that a market participant would consider when valuing the asset, which are usually broader in scope than the reserves used in a value-in-use test. Discounted cash flow analysis used to calculate fair value less costs of disposal use assumption for oil price of $ 62 per barrel for next one year (March 2017: $ 58 per barrel) and scales upto the long-term nominal price of $ 65 per barrel over the next 3 years thereafter (March 2017: $ 70 per barrel) derived from a consensus of various analyst recommendations. Thereafter, these have been escalated at a rate of 2.5% per annum (March 2017: 2.5% per annum). The cash flows are discounted using the post-tax nominal discount rate of 10.1% (March 2017: 10.2%) derived from the post-tax weighted average cost of capital after factoring in the risks ascribed to PSC extension including successful implementation of key growth projects. Based on the sensitivities carried out by the Group, change in crude price assumptions by $ 1/bbl and changes to discount rate by 0.5% would lead to a change in recoverable value by $ 64 million and $ 53 million respectively.

II) Impairment charge of ₹ 1,103 million ($ 17 million) representing the carrying value of assets relating to exploratory wells in Block PR-OSN-2004/1 which has been relinquished during the year.

(ii)

During the year ended March 31, 2017, the Group has recognised net impairment reversal of ₹ 845 million relating to Rajasthan oil and gas block. The impairment loss has been included in cost of sales. Of this net reversal, charge of ₹ 4,225 million has been recorded against oil and gas properties and reversal of ₹5,070 million against exploratory and evaluation assets.

For oil and gas properties, CGUs identified are on the basis of a PSC (‘Production Sharing Contract’) level as it is the smallest group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or group of assets.

(iii)

During the year ended 31 March 2016, the Group had recognised impairment charge on oil and gas assets of ₹ 322,998 million mainly relating to Rajasthan block, triggered by the significant fall in the crude oil prices. Of this charge, ₹ 74,854 million had been recorded against oil and gas properties and ₹ 248,144 million against exploratory and evaluation assets.

(b) During the year ended 31 March 2018, the Group has recognized total impairment charge of ₹ 48,599 million ($ 746 million) as against the net carrying value of ₹ 56,037 million ($ 861 million) on its iron ore assets in Goa in the iron ore segment. Pursuant to an order passed by the Hon’ble Supreme Court of India on 07 February 2018, the second renewal of the mining leases granted by the State of Goa in 2014-15 to all miners including Vedanta were cancelled. Consequentially, all mining operations stopped with effect from 16 March 2018 until fresh mining leases (not fresh renewals or other renewals) and fresh environmental clearances are granted in accordance with the provisions of The Mines and Minerals (Development and Regulation) (MMDR) Act.

Significant uncertainty exists over the resumption of mining at Goa under the current leases. The Group has assessed the recoverable value of all its assets and liabilities associated with existing mining leases which led to an impairment charge in March 2018. The recoverable value of the mining reserve (grouped under ‘mining property and leases’) has been assessed as Nil, as there is no reasonable certainty towards re-award of these mining leases. Similarly, upon consideration of past precedence, the provision for restoration and rehabilitation with respect to these mines has been assessed as Nil, as the Group believes that the same would be carried out by the future successful bidder at the time of mine closure. The net recoverable value of other assets and liabilities has been assessed at ₹ 7,415 million ($ 114 million) based on the fair value less cost of sales methodology using a level 3 valuation technique. The fair value was determined based on the estimated selling price of the individual assets using depreciated replacement cost method. Out of the total impairment charge of ₹ 48,599 million ($ 746 million), ₹ 43,841 million ($ 673 million) has been recognized under property, plant and equipment, ₹ 601 million ($ 9 million) has been recognized under assets under construction and ₹ 4,157 million ($ 64 million) has been recognized under other net assets.

(c) During the year ended 31 March 2018, the Group has recognised a loss of ₹ 2,513 million ($ 39 million) relating to certain items of asset under construction at the aluminium operations, which are no longer expected to be used.

(d) During the year ended 31 March 2017, Group has made a provision for impairment of ₹ 2,007 million relating to certain old items of asset under construction at the Alumina refinery operations.

(e) During the year ended 31 March 2016, the Group has recognized ₹ 14,900 million impairment charge in respect of the exploratory assets in West Africa (Western Cluster, Liberia) on account of low iron ore prices, geo-political factors and no plans for any substantive expenditure resulting in continued uncertainty in the project. Of this charge, ₹ 8,555 million has been recorded against Exploratory and Evaluation assets, ₹ 344 million in property, plant and equipment and ₹ 6,001 million has been recorded against assets under construction.

(f) During the year ended 31 March 2016, the Group has recognized ₹ 1,154 million impairment charge in the carrying amount of idle assets grouped under assets under construction at Bellary, Karnataka in India.

(g) During the year ended 31 March 2016, the Group has recognised ₹ 497 million impairment charge in property, plant and equipment relating to its operation in the Copper Mines of Tasmania Pty Ltd, Australia on account of extended care and maintenance, lower copper prices and continued uncertainty in start-up of operations.

2.	Additions includes net deferred stripping cost addition of ₹ 265 million and ₹ 440 million ($7 million) for the years ended March 31, 2017 and March 31, 2018 respectively.

3.

Certain property, plant and equipment are pledged as collateral against borrowings, the details related to which have been described in Note 17 on “Borrowings”. Interest (net) capitalised as part of property, plant and equipment was ₹ 6,690 million and ₹ 3,484 million ($ 54 million) for the years ended March 31, 2017 and March 31, 2018, respectively.

4.	Depreciation charge for the year includes ₹ 6 million and ₹ Nil ($ Nil) capitalised as property, plant and equipment during the year ended March 31, 2017 and 2018 respectively.

5.

Assets under construction as at March 31, 2016, March 31, 2017 and March 31, 2018 is after accumulated impairment charge of ₹ 8,115 million, ₹ 10,122 million and ₹ 13,236 million ($ 203 million) respectively.

6.	The Division Bench of the Hon’ble High Court of Chhattisgarh has vide its order dated February 25, 2010, upheld that BALCO is in legal possession of 1,804.67 acres of Government land. Subsequent to the said order, the State Government has decided to issue the lease deed in favour of BALCO after the issue of forest land is decided by the Hon’ble Supreme Court. In the proceedings before the Hon’ble Supreme Court, pursuant to public interest litigations filed, it has been alleged that land in possession of BALCO is being used in contravention of the Forest Conservation Act, 1980 even though the said land has been in its possession prior to the promulgation of the Forest Conservation Act, 1980 on which its Aluminium complex, allied facilities and township were constructed between 1971-76. The Central Empowered Committee of the Supreme Court has already recommended ex-post facto diversion of the forest land in possession of BALCO. The matter is presently sub-judice before the Hon’ble Supreme Court.

7.	Also refer note 3. W (xii) relating to assets at Copper plant where operations are suspended.

Plant and equipment includes refineries, smelters, power plants and related facilities, data processing equipment and electrical fittings.

Disclosure of Evaluation Assets

	Gambsberg Mine Project	Oil and Gas	Total	Total
	₹ in million	₹ in million	₹ in million	US dollars in million
Cost
April 01, 2016	9,508	96,391	105,899
Additions	—	1,234	1,234
Transfer during the year to property plant and equipment	(9,508)	(1,103)	(10,611)
Unsuccessful Exploration Cost	—	(407)	(407)
Foreign exchange	—	(2,333)	(2,333)
Impairment reversal*	—	5,070	5,070

March 31, 2017	—	98,852	98,852	1,518

Additions	—	1,131	1,131	17
Deductions/ adjustments	—	(633)	(633)	(10)
Transfer during the year to property plant and equipment	—	(1,985)	(1,985)	(30)
Unsuccessful Exploration Cost	—	(1)	(1)	(0)
Foreign exchange	—	880	879	14
Impairment reversal*	—	61,061	61,062	938

March 31, 2018	—	159,305	159,305	2,447

Exploration and Evaluation Assets as at:
March 31, 2018 (US dollars in million)	—	2,447	2,447

*	Refer foot note 1 to note 8 (a)

Disclosure of Other Intangible Assets

	Port Concession Rights	Software License	Others	Total	Total
	₹ in million	₹ in million	₹ in million	₹ in million	US dollars in million
Cost
April 01, 2016	6,017	2,368	657	9,042
Additions	29	496	56	581
Deletions	(70)	(39)	—	(109)
Foreign exchange difference	—	(25)	—	(25)

March 31, 2017	5,976	2,800	713	9,489	146

Additions	8	272	11	291	4
Acquisition through Business Combination	—	17	2,031	2,048	31
Deletions	(20)	(99)	—	(119)	(2)
Foreign exchange difference	—	24	167	191	3

March 31, 2018	5,964	3,014	2,922	11,900	182

Accumulated amortisation and impairment

	Port Concession Rights	Software License	Others	Total	Total
	₹ in million	₹ in million	₹ in million	₹ in million	US dollars in million
April 01, 2016	689	1,973	80	2,742
Charge for the year	231	184	28	443
Deletions	(10)	(37)	—	(47)
Foreign exchange difference	—	(27)	—	(27)

March 31, 2017	910	2,093	108	3,111	48

Charge for the year	226	293	52	571	8
Deletions	(3)	(99)	0	(102)	(2)
Foreign exchange difference	—	15	2	17	0

March 31, 2018	1,133	2,302	162	3,597	54

Other Intangibles as at:
March 31, 2017	5,066	707	605	6,378
March 31, 2018	4,831	712	2,760	8,303	128
March 31, 2018 (US dollars in million)

(1)	Vizag General Cargo Berth Private Limited (VGCB), a special purpose vehicle, was incorporated for the coal berth mechanization and upgrades at Visakhapatnam port. VGCB is wholly owned by Vedanta Limited as on March 31, 2017 and March 31, 2018. The project is to be carried out on a design, build, finance, operate, transfer basis and the concession agreement between Visakhapatnam Port and VGCB was signed in June 2010. In October 2010, VGCB was awarded with the concession after fulfilling conditions stipulated as a precedent to the concession agreement. Visakhapatnam Port has provided, in lieu of license fee an exclusive license to VGCB for designing, engineering, financing, constructing, equipping, operating, maintaining, and replacing the project/project facilities and services. The concession period is 30 years from the date of the award of the concession. The capacity of upgraded berth would be 10.18 mmtpa and that the Vishakhapatnam Port would be entitled to receive 38.10% share of the gross revenue as royalty. VGCB is entitled to recover a tariff from the user(s) of the project facilities and services as per Tariff Authority for Major Project (TAMP) notification. The tariff rates are linked to the Wholesale Price Index (WPI) and would accordingly be adjusted as specified in the concession agreement every year. The ownership of all infrastructure assets, buildings, structures, berths, wharfs, equipment and other immovable and movable assets constructed, installed, located, created or provided by VGCB at the project site and/or in the port’s assets pursuant to concession agreement would be with VGCB until expiry of this concession agreement. The cost of any repair, replacement or restoration of the project facilities and services shall be borne by VGCB during the concession period. VGCB has to transfer all its rights, titles and interest in the project facilities and services free of cost to Visakhapatnam Port at the end of the concession period.